EXHIBIT 99.2


                                  CERTIFICATION

         The undersigned certifies that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended March 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  May 12, 2003                                  /s/ Denni J. Lester
                                                     ---------------------------
                                                     Denni J. Lester
                                                     Vice President, Finance and
                                                     Chief Financial Officer